Exhibit 10.39

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 203.406

MEMORANDUM OF UNDERSTANDING

ENTERED INTO AS OF MARCH 7, 2011.

AMONG:	BIOAMBER INC., a legal entity duly existing, having its head office located at 1250 Rene-Levesque West, Suite 4110, Montreal, Quebec, Canada, H3B 4W8, represented for the purposes hereof by Mr. Jean-François Huc, its President, duly authorized as he so declares;

(“BioAmber”)

AND:	MITSUI & CO., LTD., a legal entity duly existing, having its principal place of business located at [***], represented for the purposes hereof by [***], duly authorized as he so declares;

(“Mitsui”)

AND:	MITSUBISHI CHEMICAL CORPORATION, a legal entity duly existing, having its principal place of business located at [***], represented for the purposes hereof by [***], duly authorized as he so declares;

(“MCC”)

(BioAmber, Mitsui and MCC being collectively referred to as the “Parties” and individually as the “Party”)

WHEREAS BioAmber is dedicated to building a leadership position in the field of green chemistry through the development and commercialization of succinic acid fermentation and purification technologies, including future innovations to the succinic acid fermentation and purification technologies (the “BioAmber Technology”) that produce bio-based succinic acid (“Biobased Succinic Acid”);

WHEREAS Mitsui, a leader in commodity trading, is committed to broadening the scope of its green chemical business activities and has identified BioAmber as a strategic partner to do so;

WHEREAS BioAmber and Mitsui have entered into a separate memorandum of understanding on March 7, 2011 to express their intent to build a strategic relationship in the field of Biobased Succinic Acid consisting mainly in the establishment of two joint-ventures, one to build a Biobased Succinic Acid production plant in North America (the “NA BSA JV”) and a second to build a Biobased Succinic Acid production plant in Asia, preferably in Thailand (the “Asia BSA JV”);

* Confidential treatment requested

WHEREAS MCC, who has been engaged in the development of a wide range of products in the fields of performance materials, health care and chemicals based on proprietary chemistry-based technology platforms, is looking to broaden the scope of its biobased chemical business activities and has identified the BioAmber Technology and Biobased Succinic Acid as a potential platform to do so;

WHEREAS MCC is planning to establish a joint venture with PTT Public Company Limited, a Thai state-owned SET-listed oil and gas company (“PTT”), in the field of PBS products (the “MCC-PTT JV”);

WHEREAS BioAmber is currently producing Biobased Succinic Acid from a demonstration plant in France;

WHEREAS BioAmber, Mitsui and MCC have been considering establishing a strategic relationship in the field of Biobased Succinic Acid consisting of (i) the joint development and improvement of technologies, based on BioAmber Technology and MCC Technology (hereinafter defined) (ii) the exclusive supply by BioAmber to MCC of Biobased Succinic Acid for the production of biobased PBS, and (iii) MCC’s participation in the Asia BSA JV (directly or through the eventual MCC-PTT JV);

WHEREAS the Parties are now at a stage where each is prepared to commit significant time and effort to the planning, structuring and financing of these projects and wish to define the scope of their respective undertakings in connection therewith;

ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

1	STATEMENT OF INTENT

1.1	The intention of the Parties in executing this Agreement is to establish a strategic relationship in the field of Biobased Succinic Acid consisting of (i) the joint development and improvement of succinic acid production technologies, based on pre-existing technologies owned by BioAmber and MCC in connection with Biobased Succinic Acid, (ii) the exclusive supply by BioAmber to MCC and/or MCC-PTT JV of Biobased Succinic Acid, and (iii) the establishment of the Asia BSA JV and the building of a Biobased Succinic Acid production plant in Asia, preferably in Thailand.

1.2	To this end, the Parties will invest the necessary time and effort (i) [***], (ii) [***], and (iii) [***].

1.3	The Parties recognize that adverse events in the fossil fuel, chemical or commodity markets could affect the timing or long term viability of the Biobased Succinic Acid production plant in Asia, as could competitive forces or unforeseen technical hurdles. The Parties will undertake the respective roles listed below to the commercially best of their abilities and reasonably seek to accomplish the scope and timing described below.

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2	JOINT EVALUATION AND DEVELOPMENT OF TECHNOLOGIES

2.1	In order to allow MCC to evaluate BioAmber Technology and to allow BioAmber to evaluate MCC’s technologies related to the production of Biobased Succinic Acid (“MCC Technology”):

2.1.1	BioAmber will disclose the BioAmber Technology to MCC

2.1.2	MCC will disclose the MCC Technology to BioAmber, including MCC’s organism having potential application for the production of Biobased Succinic Acid;

2.2	The purpose of these evaluations set forth in Section 2.1 above will be to assess the applicability of BioAmber Technology and MCC Technology to improving the Biobased Succinic Acid production process in order to (i) [***], (ii) [***], and (iii) [***]. Such evaluations will include [***].

2.3	Concurrently with the disclosure of their respective technologies to each other, MCC and BioAmber will negotiate and execute a joint development and cross-licensing agreement pursuant to which the terms and conditions governing the collaboration between BioAmber and MCC on the development and use of their respective technologies will be set out, including with respect to the ownership of new technologies developed and of improvements to existing technologies.

2.4	The timeline for completing the joint development will be as follows: [***] following the effective date of this Agreement, subject to the necessary regulatory approvals having been obtained.

3	SUPPLY AGREEMENTS

3.1	Commencing March 2011, BioAmber and Mitsui will be the exclusive supplier to MCC for its Biobased Succinic Acid needs, initially at a price of [***], with the objective of reducing this price progressively as (i) [***]; and (ii) [***] MCC shall be free to source from third parties any portion of its needs that cannot be supplied by BioAmber and Mitsui. BioAmber and Mitsui will not be liable for any portion of MCC’s biobased succinic acid needs that BioAmber and Mitsui cannot supply.

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3.2

In anticipation of the NA BSA JV’s production plant coming on line, projected to be in 2013, BioAmber and Mitsui will make their best effort to conclude with MCC by July 1st, 2011 an exclusive, 5 year off-take agreement in which BioAmber and Mitsui will supply all of MCC’s Biobased Succinic Acid needs. This agreement will offer MCC preferential pricing on Biobased Succinic Acid. The Parties will have the option to terminate or make non-exclusive this off-take agreement when the Asia BSA JV commissions the Asia Plant. In any event, [***] MCC shall be free to source from third parties any portion of its needs that cannot be supplied by BioAmber and Mitsui.

3.3	The Asia BSA JV will supply MCC and/or MCC-PTT JV with Biobased Succinic Acid at [***] as set out in an off-take agreement to be negotiated by the Parties.

3.4

By July 1st 2011, BioAmber and MCC will negotiate a supply agreement pursuant to which BioAmber will be entitled to purchase a portion of PBS produced by MCC or MCC-PTT JV for subsequent modification and sale by BioAmber’s Sinoven division as modified PBS. The parties shall negotiate in good faith the annual volumes over the next three years, based on MCC’s production capacity and ability to supply.

3.5	BioAmber will endeavour to provide MCC with PBS commercial opportunities in the fields of automotive parts, food service and consumer goods.

4	PARTICIPATION IN THE ASIA BSA JV

4.1	The Parties agree that it is their intent, subject to the successful outcome of a feasibility study, to proceed jointly with a Biobased Succinic Acid production plant having an approximate initial capacity of [***], to be built in Asia, preferably in Thailand (the “Asian Plant”) and to be financed and built through the Asia BSA JV.

4.2	MCC, directly or through MCC-PTT JV, will take an equity participation in the Asia BSA JV [***], subject to Mitsui and BioAmber collectively retaining a controlling interest in the Asia BSA JV. The MCC or MCC-PTT JV equity stake in the Asia BSA JV will not [***].

4.3	The Parties will negotiate an operating agreement [***].

4.4	BioAmber will license the BioAmber Technology to the Asia BSA JV, including all technology innovations in consideration of which BioAmber will receive [***]. In the event that the BioAmber Technology licensed to the Asia BSA JV incorporates elements of the MCC Technology, BioAmber will pay to MCC [***]. The [***] paid to MCC will be defined in the joint development and cross-licensing agreement described in section 2.3.

4.5	In the event BioAmber develops a commercially viable technology for converting Biobased Succinic Acid to 1,4 butanediol, MCC and/or MCC-PTT JV will have the option to initiate a negotiation with BioAmber pursuant to which BioAmber will license such technology to the Asia BSA JV at terms to be negotiated.

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4.6	The timeline for the Asian plant will be targeted as follows:

4.6.1	2012: Execute an agreement detailing the structure and operation of the Asia BSA JV and Asian Plant, respective roles, financing, off-take terms, etc.; and

4.6.2	2014/15: Commission the Asian Plant.

5	RESPONSIBILITIES

5.1	In furtherance of its commitments in the preceding articles, BioAmber agrees to:

5.1.1	Undertake joint development with MCC that seeks to [***]

5.1.2	Seek to [***]

5.1.3	Discuss and negotiate on [***]

5.2	In furtherance of its commitments in the preceding articles, Mitsui agrees to:

5.2.1	Oversee the logistics for supplying MCC with Biobased Succinic Acid from BioAmber’s French demonstration plant and subsequently the NA BSA JV

5.2.2	Discuss and negotiate on providing [***]

5.2.3	Coordinate with MCC the site selection process, feedstock sourcing and non-dilutive financing for the Asian Plant

5.2.4	Secure customers and oversee global distribution logistics for the portion of Asian Plant capacity not purchased by MCC and/or MCC-PTT JV;

5.3	In furtherance of its commitments in the preceding articles, MCC agrees to:

5.3.1	Undertake joint development with BioAmber that [***]

5.3.2	Coordinate with Mitsui the site selection process, feedstock sourcing and non-dilutive financing for the Asian Plant

5.3.3	[***], and ensure that all intellectual property related to the BioAmber Technology and MCC Technology is adequately protected

* Confidential treatment requested

5.4	In furtherance of their commitments in the preceding articles, the Parties agree to jointly:

5.4.1	Execute in a timely fashion a joint development and cross-licensing agreement as set out in Section 2.3 of this Agreement

5.4.2	Regularly meet and communicate to exchange information concerning the progress of their respective commitments provided herein;

5.4.3	Complete a feasibility study for the Asian Plant

5.4.4	Negotiate the business model and operation for the Asian Plant;

5.4.5	Negotiate the terms of their collaboration in the Asia BSA JV; and

5.4.6	Negotiate the establishment of the Asia JV, preparation of operating agreements and structure of the financing.

5.5	The Parties designate the following individuals as their respective core team for the purposes of implementing this Agreement:

5.5.1	For BioAmber:

Name	Title
Jean-François Huc	President
Jim Millis	Chief Technology Officer
Babette Pettersen	VP Sales & Marketing

5.5.2	For Mitsui:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]

5.5.3	For MCC:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]

* Confidential treatment requested

6	NEGOTIATION AND EXECUTION OF AGREEMENTS

6.1	Upon execution of this Agreement, the Parties will negotiate in good faith with the view to executing contracts setting out the agreements contained herein in detail as soon as possible.

6.2	Until such time as the contracts referred to in Section 6.1 are executed and delivered, in form and substance satisfactory to each Party thereto, with approvals of the board of directors or any other appropriate management body of the said Party, and all governmental approvals required are obtained, no Party shall have any obligation to the establishment of Asia BSA JV or the building of the Asian Plant.

7	TERM AND TERMINATION

7.1	This Agreement shall be effective from the date hereof until [***].

7.2	This Agreement may be thereafter renewed for successive periods to be agreed upon between the Parties at the end of the initial term, subject to agreement between the Parties regarding the applicable terms and conditions, to the mutual satisfaction of the Parties.

7.3	Notwithstanding the preceding, in the event of a material deadlock between the Parties concerning any issue arising from this Agreement, any Party may terminate this Agreement upon written notice to the other to such effect.

8	PUBLIC DISCLOSURE

8.1	The Parties agree that it is their intent to publicly disclose their proposed relationship described in this Agreement, subject to the parties agreeing on the content of any press release and the moment of its release. Such public disclosure will aim to raise the visibility of the BioAmber Technology, Mitsui’s participation as a manufacturer and distributor of Biobased Succinic Acid, and MCC’s participation as a manufacturer and technology provider of Biobased Succinic Acid to secure low cost feedstock for its PBS business.

9	ASSIGNMENT

9.1	No party may assign its rights and obligations pursuant to this Agreement to any third party without the prior written consent of the other party, which may not be unreasonably withheld or delayed.

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10	NOTICE

10.1	All notice, consents, requests and other communications hereunder shall be in writing in the English language and shall be deemed validly given (i) upon personal delivery in case of personal delivery or (ii) five (5) days after transmission in case of facsimile (if sent by facsimile, the said notice, consents, requests and communications shall be confirmed by registered mail or major international delivery services on the following business day) or after being sent in case of registered prepaid airmail letter or major international delivery services, to be served at the following addresses:

If to BioAmber:	Address:	1250 Rene Levesque Blvd West, Suite 4110
Montreal, Quebec, Canada H3B-4W8

[***]

	Attention:	President, BioAmber Inc.

With a copy to:	Address:	Boivin Desbiens Senécal, g.p.

[***]

If to Mitsui:	[***]

If to MCC:	[***]

11	CONFIDENTIALITY

11.1	This Agreement is subject to the Non-Disclosure Agreement dated November 12, 2010 entered into between BioAmber, Mitsui and MCC (the “NDA”) and the contents hereof are deemed to be “Confidential Information” as defined in NDA.

12	GENERAL PROVISIONS

12.1	This Agreement may be modified in whole or in part by common agreement between the parties and solely in writing.

12.2	The titles are used for convenience only and do not affect the significance or the reach of the sections they refer to.

12.3	This Agreement shall be governed by the laws of the State of New York, without regard to its conflicts of law principles, and the Parties agree to attorn to the exclusive jurisdiction of the courts of the State of New York.

12.4	Unless otherwise specifically agreed by the Parties, each Party shall bear and pay all cost and expense incurred by it to execute this Agreement

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IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATE FIRST ABOVE MENTIONED.

BIOAMBER INC.

By:	/s/ JEAN-FRANCOIS HUC
JEAN-FRANCOIS HUC

MITSUI & CO., LTD.

By:	/ s / [***]
[***]

MITSUBISHI CHEMICAL CORPORATION

By:	/ s / [***]
[***]

* Confidential treatment requested